Exhibit 24(b)(4)(b)


                        Oppenheimer Convertible Securities Fund
                       Class B Share Certificate (8-1/2" x 11")


I.FRONT OF CERTIFICATE (All text and other matter lies within decorative border)

                (upper left)box with heading: NUMBER (OF SHARES)

                  (upper rightbox with heading: CLASS B SHARES;
                            certificate number above

                        (centered   Bond Fund Series
           below boxes)Series: Oppenheimer Convertible Securities Fund

                         A MASSACHUSETTS BUSINESS TRUST


      (at leTHIS IS TO CERTIFY THAT                   (at right) SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

                                                            box with number
                                                            CUSIP 097877203
      (at le    is the owner of

                  (centered)  FULLY PAID CLASS B SHARES OF
                              BENEFICIAL INTEREST OF

     OPPENHEIMER Convertible Securities Fund, a series of Bond Fund Series (hereinafter called the "Fund"), transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

                  (at left                                  (at right
                  of seal)                                   of seal)
                  (signature)                               (signature)

                                                                  Dated:

                  _______________________                   ___________________
                  SECRETARY                                       PRESIDENT

                                                      Exhibit 24(b)(4)(b)
                                                            Page 2

                                 (centered at bottom)
                            1-1/2" diameter facsimile seal
                                     with legend
                                    BOND FUND SERIES
                                         SEAL
                                         1986
                             COMMONWEALTH OF MASSACHUSETTS



(at lower right, printed
 vertically)                              Countersigned
                                          OPPENHEIMER SHAREHOLDER SERVICES
                                          (A DIVISION OF OPPENHEIMERFUNDS, INC.
                                          Denver (Colo) Transfer Agent

                                          By ____________________________
                                                Authorized Signature


II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as tenants with
rights of survivorship and not
as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                    (Cust)                        (Minor)

                                          UNDER UGMA/UTMA _____________________
                                                                  (State)

Additional abbreviations may also be used though not in the above list.

For Value Received ................. hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

                                                            Exhibit 24(b)(4)(b)
                                                            Page 3


_______________________________________________________________________________
(Please print or type name and address of assignee)

_______________________________________________________________________________

________________________________________________  Class B Shares  of  beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                    Signed: __________________________

                                    ___________________________________
                                    (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    guaranteed  Name of Guarantor

                                    by: ____________________________
                                          Signature of Officer/Title

(text printed
 vertically to right          NOTICE: The signature(s) to this assignment must
                                                 paragraph)          correspond
with the name(s) as written upon the face of
                              the certificate in every particular without alteration or enlargement or any change whatever.


(text printed in              Signatures must be guaranteed by a financial
box to left of                institution of the type described in the current
signature guarantee)          prospectus of the Fund.



PLEASE NOTE: This document contains a watermarkOppenheimerFunds when viewed at an angle. It is invalid without logotype watermark:


_______________________________________________________________________

THIS SPACE MUST NOT BE COVERED IN ANY WAY